UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 31, 2023

Date of Report (Date of earliest event reported)

International Media Acquisition Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40687	86-1627460
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1604 US Highway 130 North Brunswick, NJ	08902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 960-3677

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IMAQ	The Nasdaq Stock Market LLC
Warrants	IMAQW	The Nasdaq Stock Market LLC
Rights	IMAQR	The Nasdaq Stock Market LLC
Units	IMAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required herein. As approved by its stockholders at the Special Meeting (defined below), International Media Acquisition Corp. (“IMAQ”) and Continental Stock Transfer & Trust Company entered into an amendment, dated July 31, 2023, to the Investment Management Trust Agreement, dated July 28, 2021, as amended, by and between Continental Stock Transfer & Trust Company and IMAQ (the “IMTA Amendment”). A copy of the IMTA Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein. As approved by its stockholders at the Special Meeting, the Company filed a certificate of amendment to its amended and restated certificate of incorporation (the “Charter Amendment”) which became effective upon filing. The Charter Amendment changed the date by which IMAQ must consummate an initial business combination for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024. A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On July 31, 2023, IMAQ held a special meeting of stockholders (the “Special Meeting”). On July 7, 2023, the record date for the Special Meeting, there were 8,520,018 issued and outstanding shares of IMAQ’s common stock (the “Common Stock”) entitled to vote at the Special Meeting, 85.6% of which were represented in person or by proxy.

The final results for IMAQ of the matters submitted to a vote of IMAQ’s stockholders at the Special Meeting are as follows:

Matters Voted On	For	Against	Abstain
Proposal to amend the Company’s Amended and Restated Certificate of Incorporation (“Charter”) to give the Company the right to further extend the date by which it has to consummate a business combination (the “Combination Period”) for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024 for a total period of time ending 36 months from the consummation of its initial public offering.	7,210,314	84,480	34

Proposal to approve the amendment of the Company’s Investment Management Trust Agreement, dated as of July 28, 2021 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, allowing the Company to extend the Combination Period for twelve (12) additional one (1) month periods from August 2, 2023 to August 2, 2024 (i.e., for a total period of time ending 36 months from the consummation of the IPO) by depositing into the trust account $128,513.70 for each one-month extension.	7,209,226	85,461	141

Each of the proposals described above was approved by IMAQ’s stockholders. IMAQ’s stockholders elected to redeem an aggregate 63,395 shares of common stock in connection with the Special Meeting.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment, dated July 31, 2023, to Amended and Restated Certificate of Incorporation of IMAQ
10.1	Amendment to the Investment Management Trust Agreement, dated July 31, 2023, by and between IMAQ and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2023

INTERNATIONAL MEDIA ACQUISITION CORP.

By:	/s/ Shibasish Sarkar
Name:	Shibasish Sarkar
Title:	Chief Financial Officer

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